Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We  consent to the use in this  Pre-Effective  Amendment  No. 1 to  Registration
Statement  No.  033-94785  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 of our report dated February 19, 1999 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 18, 1999 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New
York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


Deloitte & Touche LLP


Chicago, Illinois
February 14, 2000



Exhibit 10(b)

Freedman, Levy, Kroll & Simonds


                                   CONSENT OF
                        FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-94785).


/s/ FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
February 14, 2000